Subsequent Events	9 Months Ended
Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events

15.    Subsequent Events

June 2011 Royalty Financing

On June 21, 2011, the Company entered into an $8.5 million royalty financing agreement with a syndicate of lenders. The agreement created a debt obligation (the “Term Loan”) that will be repaid through and secured by royalties from net sales of the SUMAVEL DosePro (sumatriptan injection) needle-free delivery system payable to the Company under its Asset Purchase Agreement (“APA”) with Zogenix.

Under the terms of the royalty financing agreement, the Company received a loan of $8.5 million, less fees, transaction and legal expenses (estimated to be approximately $400,000) and an additional $250,000 set aside for an Interest Reserve Account. The lenders will be entitled to receive 100% of all royalties payable to the Company under the APA until the principal and accrued interest of the Term Loan are fully repaid, after which time the benefit of any further royalties made under the APA will accrue to Aradigm. The Term Loan will accrue interest at the rate equal to the greater of a) LIBOR or b) one-and-a-half percent (1.50%), plus a margin of fourteen-and-a-half percent (14.5%). To the extent royalty payments are insufficient to pay accrued and unpaid interest under the financing, the shortfall will be funded from the Interest Reserve Account or, if the account is insufficient to pay all of the interest due, the shortfall will be capitalized and added to the principal balance of the Term Loan. The lenders were granted a security interest in the assets of an Aradigm subsidiary, Aradigm Royalty Financing LLC, which holds Aradigm’s rights to receive royalty payments under the APA. The lenders have no recourse to other assets of Aradigm for repayment of the loan. Amortization of the Term Loan will occur to the extent that royalties payments received for any quarter exceed accrued interest due for that quarter.

The Company has the right to prepay the Term Loan after June 21, 2012, subject to the payment of the principal balance plus a prepayment fee of eight percent (8%) of the outstanding balance if prepaid in months 13-24 following the transaction closing date of June 21, 2011; four percent (4%) if prepaid in months 25-36; and two percent (2%) if prepaid in months 37-48. There will be no prepayment fee for prepaying the Term Loan after the forty-eight (48) month anniversary of the closing date. In addition, the Company has the right to make partial prepayments in an amount no less than the greater of (i) ten percent (10%) of the principal balance of the Term Loan outstanding as of the applicable prepayment date or (ii) $1,000,000. Under no circumstances will the receipt of royalty payments from Zogenix in excess of the accrued interest then due be considered prepayments under the Term Loan.

In connection with the Transaction, Aradigm issued to the lenders warrants to purchase a total of 2,840,909 shares of Aradigm common stock at a strike price of $0.22 per share, representing a 20% premium above the average closing price of Aradigm common stock for the ten trading days immediately preceding the closing of the Transaction. The warrants expire on December 31, 2016. The $0.4 million calculated fair value of the warrants, as well as the $250,000 that was established as the Interest Reserve Account, were recorded in prepaid and other current assets. In accordance with Accounting Standards Topic 470 — Debt , the Company also recorded $473,000 of loan costs which were capitalized and recorded in other assets. The fair value of the warrants and the capitalized loan costs will be amortized over a four year period.

July 2011 Private Placement

On July 5, 2011, the Company entered into a definitive agreement for the sale of common stock to three existing shareholders, including accounts managed by First Eagle Investment Management LLC and Tavistock Life Sciences, in a private placement for aggregate gross proceeds of $4.75 million. The closing of the private placement occurred on July 7, 2011. Under the terms of the agreement, the Company agreed to sell an aggregate of 25,000,000 shares of common stock at a price of $0.19 per share. After deducting for fees and expenses, the net proceeds from the sale of the shares of common stock are anticipated to be approximately $4.4 million. The Company will be required, among other things, to file a resale registration statement within 30 days following the closing that covers the resale by the purchasers of the shares.